Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

BROWN BROTHERS HARRIMAN & COMPANY

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF November 28, 2012

Trust	Fund	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Large Cap Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Stock Selector Mid Cap Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Value Strategies Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Energy Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Asia Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Value Leaders Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Stock Selector Small Cap Fund	January 1, 2007
Fidelity Charles Street Trust	Fidelity Global Balanced Fund	June 29, 2007
Fidelity Commonwealth Trust	Fidelity Large Cap Stock Fund	January 1, 2007
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund	January 1, 2007
Fidelity Contrafund	Fidelity Advisor New Insights Fund	January 1, 2007
Fidelity Contrafund	Fidelity Advisor Series Opportunistic Insights Fund	December 5, 2012
Fidelity Contrafund	Fidelity Contrafund	January 1, 2007
Fidelity Contrafund	Fidelity Series Opportunistic Insights Fund	December 5, 2012
Fidelity Hastings Street Trust	Fidelity Growth Discovery Fund	January 1, 2007
Fidelity Hastings Street Trust	Fidelity Series Emerging Markets Debt Fund	March 11, 2011
Fidelity Investment Trust	Fidelity China Region Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Latin America Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Nordic Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Low-Priced Stock Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Series Intrinsic Opportunities Fund	December 5, 2012
Fidelity Salem Street Trust	Spartan Emerging Markets Index Fund	Sept 8, 2011
Fidelity Salem Street Trust	Spartan Global ex U.S. Index Fund	Sept 8, 2011
Fidelity Securities Fund	Fidelity Blue Chip Value Fund	January 1, 2007
Fidelity Select Portfolios	Air Transportation Portfolio	January 1, 2007
Fidelity Select Portfolios	Automotive Portfolio	January 1, 2007
Fidelity Select Portfolios	Banking Portfolio	January 1, 2007
Fidelity Select Portfolios	Biotechnology Portfolio	January 1, 2007
Fidelity Select Portfolios	Brokerage and Investment Management Portfolio	January 1, 2007
Fidelity Select Portfolios	Chemicals Portfolio	January 1, 2007
Fidelity Select Portfolios	Communications Equipment Portfolio	January 1, 2007
Fidelity Select Portfolios	Computers Portfolio	January 1, 2007
Fidelity Select Portfolios	Construction and Housing Portfolio	January 1, 2007
Fidelity Select Portfolios	Consumer Finance Portfolio	January 1, 2007
Fidelity Select Portfolios	Consumer Discretionary Portfolio	January 1, 2007
Fidelity Select Portfolios	Consumer Staples Portfolio	January 1, 2007
Fidelity Select Portfolios	Defense and Aerospace Portfolio	January 1, 2007
Fidelity Select Portfolios	Electronics Portfolio	January 1, 2007
Fidelity Select Portfolios	Energy Portfolio	January 1, 2007
Fidelity Select Portfolios	Energy Service Portfolio	January 1, 2007
Fidelity Select Portfolios	Environment and Alternative Energy Portfolio	January 1, 2007
Fidelity Select Portfolios	Fidelity Real Estate Investment Portfolio	December 14, 2012
Fidelity Select Portfolios	Fidelity Telecom and Utilities Fund	December 14, 2012
Fidelity Select Portfolios	Financial Services Portfolio	January 1, 2007
Fidelity Select Portfolios	Gold Portfolio	January 1, 2007
Fidelity Select Portfolios	Health Care Portfolio	January 1, 2007
Fidelity Select Portfolios	Industrial Equipment Portfolio	January 1, 2007
Fidelity Select Portfolios	Industrials Portfolio	January 1, 2007
Fidelity Select Portfolios	Insurance Portfolio	January 1, 2007
Fidelity Select Portfolios	IT Services Portfolio	January 1, 2007
Fidelity Select Portfolios	Leisure Portfolio	January 1, 2007
Fidelity Select Portfolios	Materials Portfolio	January 1, 2007
Fidelity Select Portfolios	Medical Delivery Portfolio	January 1, 2007
Fidelity Select Portfolios	Medical Equipment and Systems Portfolio	January 1, 2007
Fidelity Select Portfolios	Multimedia Portfolio	January 1, 2007
Fidelity Select Portfolios	Natural Gas Portfolio	January 1, 2007
Fidelity Select Portfolios	Natural Resources Portfolio	January 1, 2007
Fidelity Select Portfolios	Pharmaceuticals Portfolio	January 1, 2007
Fidelity Select Portfolios	Retailing Portfolio	January 1, 2007
Fidelity Select Portfolios	Software and Computer Services Portfolio	January 1, 2007
Fidelity Select Portfolios	Technology Portfolio	January 1, 2007
Fidelity Select Portfolios	Telecommunications Portfolio	January 1, 2007
Fidelity Select Portfolios	Transportation Portfolio	January 1, 2007
Fidelity Select Portfolios	Utilities Portfolio	January 1, 2007
Fidelity Select Portfolios	Wireless Portfolio	January 1, 2007
Variable Insurance Products Fund II	Contrafund Portfolio	January 1, 2007
Variable Insurance Products Fund II	International Capital Appreciation Portfolio	December 14, 2012
Variable Insurance Products Fund II	Value Leaders Portfolio	December 14, 2012
Variable Insurance Products Fund III	Mid Cap Portfolio	January 1, 2007

The addition of the following funds effective 12/5/12:

1. Fidelity Puritan Trust: Fidelity Series Intrinsic Opportunities Fund.

2. Fidelity Contrafund: Fidelity Series Opportunistic Insights Fund.

3. Fidelity Contrafund: Fidelity Advisor Series Opportunistic Insights Fund.

Reorganization effective 12/14/12:

1. Fidelity Devonshire Trust: Fidelity Telecom and Utilities Fund reorganized into Fidelity Select Portfolios.

2. Fidelity Devonshire Trust: Fidelity Real Estate Investment Portfolio reorganized into Fidelity Select Portfolios.

3. Variable Insurance Products Fund IV: International Capital Appreciation Portfolio reorganized into

Variable Insurance Products Fund II.

4. Variable Insurance Products Fund IV: Value Leaders Portfolio reorganized into Variable Insurance

Products Fund II.

Each of the Investment Companies Listed on Appendix "A" Attached Hereto, on Behalf of each of Their Respective Portfolios	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Brown Brothers Harriman & Company

By:/s/Adrien Deberghes		By:/s/Jonathan A. Vickery
Name: Adrien Deberghes		Name: Jonathan A. Vickery
Title: Deputy Treasurer-Equity Funds, Asst. Treasurer-Fixed-Income Funds		Title: Managing Director